Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated as of April 21, 2015, is among SunCoke Energy, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities signatories hereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”).

RECITALS

A. The Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of July 26, 2011, as amended by Amendment No. 1 thereto, dated as of January 24, 2013 and by Amendment No. 2 thereto, dated as of January 13, 2015 (as amended, the “Credit Agreement”).

B. The Borrower has requested that the Credit Agreement be amended in the manner set forth herein.

C. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Administrative Agent, and each Lender party hereto agree as follows:

Section 1. Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Credit Agreement.

Section 2. Amendments to Credit Agreement. The Credit Agreement is amended, as of the Third Amendment Effective Date (as defined below), as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by amending the proviso in clause (a) of the definition of “Applicable Margin” in its entirety to read as follows:

“, provided, that on and after the first Adjustment Date occurring after the completion of two full Fiscal Quarters after the Closing Date, the Applicable Margin with respect to Revolving Loans and Swingline Loans will be determined pursuant to the Applicable Pricing Grid, provided, further, that the Applicable Margin for Revolving Loans that are Specified Revolving Loans will be the Applicable Margin determined pursuant to the Applicable Pricing Grid plus 0.25%; and”

(b) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetic order:

“‘Specified Revolving Loan’ means each Revolving Loan designated as such in the borrowing notice delivered pursuant to Section 2.05 to effect the borrowing of such Revolving Loan.”

“‘Third Amendment Effective Date’ has the meaning provided that term in Amendment No. 3 to Credit Agreement, dated as of April 21, 2015, among the Borrower, the Administrative Agent and the Lenders party thereto.”

(c) Section 2.5 of the Credit Agreement is hereby amended by (x) deleting the word “and” at the end of clause (ii) in the first sentence thereof; (y) deleting the period at the end of clause (iii) in the first sentence thereof and substituting the phrase “, and” and (z) adding the following new clause (iv) in the first sentence thereof as follows:

“(iv) whether such Revolving Loans are designated as Specified Revolving Loans.”

(d) Section 2.10(a) of the Credit Agreement is hereby amended by replacing the first sentence thereof in its entirety with the following:

“(a) The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent no later than 11:00 A.M., New York City time, three Business Days prior thereto, in the case of Eurodollar Loans, and no later than 11:00 A.M., New York City time, one Business Day prior thereto, in the case of ABR Loans, which notice shall specify the date and amount of prepayment, whether the prepayment is of Eurodollar Loans or ABR Loans, and whether the prepayment is of any Specified Revolving Loans (and, if so, the amount thereof); provided, that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.20.”

(e) Section 2.10 of the Credit Agreement is hereby amended by adding the following subsection (c) at the end thereof as follows:

“(c) Notwithstanding anything to the contrary contained in this Agreement (including Section 2.10), any amount to be applied to the optional or mandatory prepayment of any Revolving Loan shall not be applied to repay or prepay any Specified Revolving Loan unless (i) at the time of such payment or prepayment the Borrower expressly directs the Administrative Agent in the notice of prepayment (if any) or other writing to apply the amount being repaid or prepaid to the payment of a Specified Revolving Loan in which case such payment or prepayment shall be applied to pay or prepay Specified Revolving Loans as the Borrower has directed or (ii) at the time of such payment or prepayment (and after giving effect to any contemporaneous partial payment or prepayment of the Revolving Loans) there are no remaining outstanding Revolving Loans other than Specified Revolving Loans in which case such payment or prepayment shall be applied to pay or prepay such Specified Revolving Loans.”

(f) Section 2.17(c) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof as follows:

“For the avoidance of doubt, it is agreed that each payment (including each prepayment) by the Borrower on account of principal of and interest on Specified Revolving Loans shall be made pro rata according to the respective outstanding principal amounts of the Specified Revolving Loans then held by the Revolving Lenders.”

(g) Section 7.1(a) of the Credit Agreement is hereby amended to change the ratio “3.75:1.00” for the Fiscal Quarters ended March 31, 2015 and thereafter to “3.25:1.00”.

(h) Section 7.5(r) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(r) Dispositions (i) with an aggregate Fair Market Value not exceeding $325,000,000, (ii) of the Coal Mining Business and (iii) by Sun Coal & Coke LLC of Capital Stock that Sun Coal & Coke LLC owns in Middletown Coke Company, LLC and Haverhill Coke Company LLC; provided that (A) any Disposition or related series of Dispositions made pursuant to this clause (r) shall be made for Fair Market Value and one of the following: (1) other than with respect to the Disposition by the Borrower of all or a portion of the Coal Mining Business, for consideration comprising at least 75% cash and Cash Equivalents, or (2) with respect to the Disposition by Sun Coal & Coke LLC to SunCoke Energy Partners L.P. (the “MLP”) of all or a portion of the remaining 25% of the Capital Stock of Gateway that Sun Coal & Coke LLC owns as of the Third Amendment Effective Date, for consideration that may include the receipt of equity interests in the MLP and SunCoke Energy Partners GP LLC and the assumption by the MLP and/or the retirement by the Borrower of all or a portion of the remaining outstanding principal amount of the Senior Notes, provided that prior to or in connection with such Disposition transaction, the MLP shall have assumed and/or the Borrower shall have retired (or caused to be satisfied and discharged) the remaining outstanding principal amount of the Senior Notes, (B) no Event of Default has occurred and is continuing or would result therefrom, (C) the Borrower is in compliance with Section 7.1 on a Pro Forma Basis after giving effect to such Disposition and (D) the Net Cash Proceeds thereof are applied as required by Section 2.11(b); and

(i) Section 7.6 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of subsection (j), (ii) deleting the period at the end of subsection (k) and substituting therefor “; and”, and (iii) adding the following subsection (l) after subsection (k):

“(l) other Restricted Payments not otherwise permitted under this Section 7.6 so long as: (A) immediately before and after giving Pro Forma Basis effect to any such Restricted Payment, no Default shall have occurred and be continuing, (B) immediately after giving effect to such Restricted Payment, the Borrower shall, on a Pro Forma Basis, have a Consolidated Leverage Ratio not exceeding 2.00:1.00 (as evidenced by a certificate from the chief financial officer of the Borrower demonstrating such compliance calculation in reasonable detail), and (C) the sum of (1) the aggregate amount of the Available Revolving Commitments at such time (after giving effect to the making of such Restricted Payment and any financing thereof) and (2) the aggregate amount of cash and Cash Equivalents of the Loan Parties (in each case, free and clear of all Liens, other than (i) involuntary or inchoate Liens, (ii) Liens securing the Obligations and (iii) Liens permitted under Section 7.3(n) that are unperfected, junior to or pari passu with the Liens securing the Obligations and subject to an intercreditor agreement with the Administrative Agent) included in the consolidated balance sheet of the Loan Parties as of such date shall equal or exceed $75,000,000.”

Section 3. Fees. On the Third Amendment Effective Date the Borrower shall pay to the Administrative Agent for the account of each Lender that consents to and executes this Amendment on or prior to the Third Amendment Effective Date in immediately available funds a fee in an amount equal to 0.125% of the amount of such Lender’s Revolving Commitment in effect on the Third Amendment Effective Date.

Section 4. Amendment Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received:

(i) original counterparts of this Amendment, duly executed by the Borrower, the Administrative Agent and the Required Lenders;

(ii) an Acknowledgment and Consent, substantially in the form of Exhibit A, duly executed and delivered by each Subsidiary Guarantor; and

(iii) a certificate signed by a Responsible Officer of the Borrower certifying that (A) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Third Amendment Effective Date as if made on and as of such date (except to the extent (x) any such representations and warranties relate, by their terms, to a specific date, in which case such representations and warranties shall be true and correct in all material respects on and as of such specific date and (y) any such representations and warranties are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) and (B) no Default or Event of Default shall have occurred and be continuing on the Third Amendment Effective Date; and

(b) the Borrower shall have paid (i) the fees referred to in Section 3 of this Amendment and (ii) all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced at least one (1) day prior to the Third Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the date upon which the Amendment shall be effective (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

The date on which such conditions have been satisfied (or waived) is referred to herein as the “Third Amendment Effective Date”.

Section 5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:

(a) The Borrower has the corporate power and authority to make, deliver and perform this Amendment.

(b) The Borrower has taken all necessary corporate or organizational action to authorize the execution, delivery and performance of this Amendment.

(c) No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment.

(d) This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights or remedies generally and by general equitable principles (whether enforcement is sought by proceedings inequity or at law).

(e) The execution, delivery and performance of this Amendment will not (a) violate any Requirement of Law or any Contractual Obligation of any Group Member, except where any such violation would not reasonably be expected to result in a Material Adverse Effect, or (b) result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents), except where any such creation or imposition of any such Lien would not reasonably be expected to have a Material Adverse Effect.

(f) Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(g) Since December 31, 2014, there has been no development or event that has had or is reasonably expected to have a Material Adverse Effect.

Section 6. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed by the Borrower and the other Loan Parties. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower or the other Loan Parties that would require the waiver or consent of the Administrative Agent or the Lenders.

Section 7. Effect of Amendment. On and after the Third Amendment Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment. On and after the Third Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the Third Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Term Loan Agreement, shall, unless the context otherwise requires, mean the Credit Agreement.

Section 8. Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form and all of such counterparts taken together constitute one instrument.

Section 9. References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment.

Section 10. Headings Descriptive. The headings of the several sections of this Amendment are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Amendment.

Section 11. Governing Law. This Amendment is governed by and will be construed in accordance with the law of the State of New York.

Section 12. Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures on following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

SUNCOKE ENERGY, INC.

By:	/s/ FAY WEST
Name:	Fay West
Title:	Senior Vice President and Chief Financial Officer

Signature Page to

Amendment No. 3 to SXC Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ PETER S. PREDUN
Name:	Peter S. Predun
Title:	Executive Director

Signature Page to

Amendment No. 3 to SXC Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ JONATHAN M. PHILLIPS
Name:	Jonathan M. Phillips
Title:	Senior Vice President

Signature Page to

Amendment No. 3 to SXC Credit Agreement

Branch Banking and Trust Company, as a Lender

By:	/s/ TROY R. WEAVER
Name:	Troy R. Weaver
Title:	Senior Vice President

Signature Page to

Amendment No. 3 to SXC Credit Agreement

BARCLAYS BANK PLC, as a Lender

By:	/s/ LUKE SYME
Name:	Luke Syme
Title:	Assistant Vice President

Signature Page to

Amendment No. 3 to SXC Credit Agreement

Citibank, N.A., as a Lender

By:	/s/ DAVID JAFFE
Name:	David Jaffe
Title:	Vice President

Signature Page to

Amendment No. 3 to SXC Credit Agreement

Credit Suisse AG, Cayman Islands Branch, as a
Lender

By:	/s/ MIKHAIL FAYBUSOVICH
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ D. ANDREW MALETTA
Name:	D. Andrew Maletta
Title:	Authorized Signatory

Signature Page to

Amendment No. 3 to SXC Credit Agreement

Goldman Sachs Bank USA, as a Lender

By:	/s/ JAMIE MINIERI
Name:	Jamie Minieri
Title:	Authorized Signatory

Signature Page to

Amendment No. 3 to SXC Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ JASON C. HEDRICK
Name:	Jason C. Hedrick
Title:	Authorized Signatory

Signature Page to

Amendment No. 3 to SXC Credit Agreement

THE ROYAL BANK OF SCOTLAND plc, as a
Lender

By:	/s/ JAMES L. MOYES
Name:	James L. Moyes
Title:	Authorised Signatory

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Amendment No. 3 to SXC Credit Agreement

Wells Fargo Bank, N.A., as a Lender

By:	/s/ MICHAEL BROMFIELD
Name:	Michael Bromfield
Title:	Senior Vice President

Signature Page to

Amendment No. 3 to SXC Credit Agreement

EXHIBIT A

FORM OF ACKNOWLEDGMENT AND CONSENT

Reference is made to the Credit Agreement, dated as of July 26, 2011 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “Credit Agreement”), among Suncoke Energy, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities signatories hereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the lenders (the “Administrative Agent”). Capitalized terms used and not defined herein shall have the respective meanings given them in the Credit Agreement.

The Borrower and the Revolving Lenders have agreed to amend the provisions of the Credit Agreement on the terms described in Amendment No. 3 to Credit Agreement, dated as of April 21, 2015 (the “Amendment”).

Each of the undersigned Subsidiary Guarantors hereby (a) consents to the transactions contemplated by the Amendment, (b) acknowledges and agrees that the guarantees and Liens granted by such party contained in the Security Documents to which it is a party are, and shall remain, in full force and effect after giving effect to the Amendment and (c) represents and warrants that the representations and warranties set forth in such Loan Documents are complete and correct in all material respects on the date hereof as if made on and as of such date (except to the extent (x) any such representations and warranties relate, by their terms, to a specific date, in which case such representations and warranties shall be true and correct in all material respects on and as of such specific date and (y) any such representations and warranties are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) and confirms that all references in such Loan Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby as of such date without impairing any such obligations or Liens in any respect.

IN WITNESS WHEREOF, the parties hereto have executed this Acknowledgment and Consent as of April 21, 2015.

Dominion Coal Corporation
Elk River Minerals Corporation
Energy Resources, LLC
	By	Harold Keene Coal Co., Inc.,
its sole member
Harold Keene Coal Co., Inc.
Indiana Harbor Coke Company
Indiana Harbor Coke Corporation
Jewell Coal and Coke Company, Inc.
Jewell Coke Acquisition Company
Jewell Coke Company, L.P.,
By:	Jewell Coke Acquisition Company, its general partner
Jewell Resources Corporation
Jewell Smokeless Coal Corporation
Oakwood Red Ash Coal Corporation
Omega Mining, Inc.
Sun Coal & Coke LLC
SunCoke Energy South Shore LLC,
	By:	Sun Coal & Coke LLC, its sole member
SunCoke Technology and Development LLC
Vansant Coal Corporation

By:	/s/ FAY WEST
Name:	Fay West
Title:	Senior Vice President and Chief Financial Officer

Signature Page to

Acknowledgment and Consent - Amendment No. 3 to SXC Credit Agreement